UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                               -----------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: November 22, 2006
             (Date of Earliest Event Reported): (November 22, 2006)
                               -----------------

                            Anthracite Capital, Inc.
             (Exact Name of Registrant as Specified in its Charter)
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           Maryland                      001-13937              13-397-8906
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 (State or Other Jurisdiction        (Commission File        (I.R.S. Employer
       of Incorporation)                  Number)           Identification No.)

                   40 East 52nd Street                             10022
                    New York, New York
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         (Address of Principal Executive Offices)                 (Zip Code)

                                 (212) 810-3333
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              (Registrant's telephone number, including area code)

                                      N/A
                                      ---
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities
         Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.   Other Events

On November 22, 2006, Anthracite Capital, Inc. (the "Company") issued a press release announcing that the Company had priced a (euro)263.5 million of Secured Debt offered by CDO. A copy of the press release issued by the Company is attached as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.      Description
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99.1             Press Release dated November 22, 2006 issued by the Company.

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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ANTHRACITE CAPITAL, INC.

                                              By: /s/ James J. Lillis
                                                  ----------------------
                                              Name:   James J. Lillis
                                              Title:  Chief Financial Officer

                                              Date: November 22, 2006

                                 EXHIBIT INDEX

Exhibit No.    Description
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99.1           Press release dated November 22, 2006 issued by the Company.